Filed pursuant to Rule 497(e)

File Nos. 333-135544 and 811-21922

RS VARIABLE PRODUCTS TRUST

RS High Yield Bond VIP Series

Supplement to Prospectus Dated May 1, 2010

Important Notice Regarding Change in Investment Policy

Effective May 1, 2011, the name of RS High Yield Bond VIP Series will be changed to “RS High Yield VIP Series.” In connection with the name change, the Series will no longer have an investment policy of normally investing at least 80% of its net assets in debt securities that, at the time of purchase, are rated below investment grade. Rather, the Series is adopting a policy of normally investing at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade.

Effective May 1, 2011, the third paragraph of the Series’ “Principal Investment Strategies” section in the prospectus will be amended and restated in its entirety to read as follows:

“The Series normally invests at least 80% of its net assets in debt securities and other investments that, at the time of purchase, are rated below investment grade. An investment will be considered to be rated below investment grade if it is rated by Moody’s Investors Service, Inc. and Standard & Poor’s Ratings Group Ba1 or BB+, respectively, or lower or, if unrated, has been determined by the Series’ investment team to be of comparable quality. The debt securities and other investments in which the Series invests may include, for example, corporate bonds, mortgage-backed and asset-backed securities, zero-coupon bonds, “payment-in-kind” securities, convertible bonds, loans, and other investments that have economic characteristics similar to loans. The Series may invest in corporate bonds issued in connection with highly leveraged transactions such as mergers, leveraged buy-outs, re-capitalizations, and acquisitions.”

March 1, 2011